Exhibit 10.1

AMENDMENT NO. 7 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 7 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 11, 2019 among NN, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders signatory hereto that are party to the Credit Agreement referred to below and SunTrust Bank, as the administrative agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of September 30, 2016 (as amended by the Incremental Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2016, Amendment No. 1 to Amended and Restated Credit Agreement, dated as of April 3, 2017, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of August 15, 2017, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of November 24, 2017 and Amendment No. 4 to Amended and Restated Credit Agreement, dated as of May 7, 2018, Amendment No. 5 to Amended and Restated Credit Agreement, dated as of December 26, 2018, and Amendment No. 6 to Amended and Restated Credit Agreement, dated as of March 15, 2019, as the same may be further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, the Administrative Agent and the other parties from time to time party thereto. Capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Credit Agreement, as amended by this Amendment (as so amended, the “Amended Credit Agreement”);

WHEREAS, the Borrower desires to permanently reduce the Revolving Credit Commitments under the Revolving Credit Facility to $110,000,000 in accordance with Sections 2.06(a) and 2.06(c) of the Credit Agreement;

WHEREAS, after giving effect to the permanent reduction of the Revolving Credit Facility, the Revolving Credit Commitments of each Revolving Credit Lender shall be as set forth on Schedule I hereto;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, modify the financial covenant set forth therein, pursuant to the terms of the Credit Agreement; and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the consent of the Required Revolving Lenders is required for the effectiveness of amendments to Section 7.14 of the Credit Agreement set forth in Section 2 herein, and the Revolving Credit Lenders party hereto, constituting the Required Revolving Lenders under the Credit Agreement on the date hereof, has agreed to the amendments to the Credit Agreement set forth in Section 2 herein as evidenced by its signature to this Amendment.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Revolving Credit Lenders constituting Required Revolving Lenders party hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2. Amendments.

2.1 Definitions.

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Seventh Amendment” means the Seventh Amendment to Amended and Restated Credit Agreement dated as of June 11, 2019.

“Seventh Amendment Arranger” means SunTrust Robinson Humphrey, Inc., in its capacity as sole Lead Arranger and Bookrunner for the Seventh Amendment.

“Seventh Amendment Effective Date” means June 11, 2019.

(b) The first sentence of the definition of “Revolving Credit Commitments” in Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

““Revolving Credit Commitments” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I to the Seventh Amendment under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. From the Seventh Amendment Effective Date until July 1, 2020, the Revolving Credit Commitment of each Lender shall be deemed decreased for purposes of Sections 2.01(b), 2.03(a), 2.04(a), 2.05(b)(iv) and 2.15 (but not, for the avoidance of doubt, Section 2.09) by such Lender’s ratable share of the amount by which the aggregate Revolving Credit Commitments (determined without reference to this sentence) exceed $100,000,000 (the “Revolver Availability Reduction”); provided that beginning with the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) demonstrating that the Consolidated Net Leverage Ratio of the Borrower and its Subsidiaries as of the last day of the fiscal quarter for which such Compliance Certificate is delivered is less than or equal to 4.75 to 1.00 until the earlier of the date a Compliance Certificate is delivered pursuant to Section 6.02(b) which reflects a Consolidated Net Leverage Ratio greater than 4.75 to 1.00 and the date a Compliance Certificate is not delivered when due in accordance with Section 6.02(b), such Revolver Availability Reduction shall not apply.”

(c) The definition of “Revolving Credit Facility” in Section 1.01 of the Credit Agreement is hereby amended by replacing the final sentence thereof in its entirety with the following:

“As of the Seventh Amendment Effective Date, the Revolving Credit Facility was $110,000,000.”

2.2 Negative Covenants.

(a) Section 7.14 of the Credit Agreement is hereby restated in its entirety as follows:

“7.14 Financial Covenant. For the benefit of the Revolving Credit Lenders, the Swing Line Lender and the L/C Issuers only (and the Administrative Agent on their behalf), permit the Consolidated Net Leverage Ratio of the Borrower and its Subsidiaries as of the last day of any fiscal quarter of the Borrower to exceed the Consolidated Net Leverage Ratio set forth in the applicable fiscal quarter below if the aggregate Revolving Credit Exposure (excluding any Revolving Credit Exposure in respect of any existing Letter of Credit with respect to precious metals or any Letter of Credit (a) which has been cash collateralized in an amount equal to 103% or more of the maximum stated amount of such Letter of Credit and (b) which remains undrawn; provided that the Revolving Credit Exposure in respect of any such Letters of Credit that have not been cash collateralized as set forth in the foregoing clause (a) shall only be excluded to the extent the aggregate Revolving Credit Exposure of all such Letters of Credit excluded pursuant to this clause (b) does not exceed $5,000,000) outstanding as of the last day of such fiscal quarter exceeds $0.

Fiscal Quarter	Consolidated Net Leverage Ratio
March 31, 2019	5.75 to 1.00
June 30, 2019	5.75 to 1.00
September 30, 2019	5.75 to 1.00
December 31, 2019	5.50 to 1.00
March 31, 2020	5.50 to 1.00
June 30, 2020	5.25 to 1.00
September 30, 2020 and thereafter	5.00 to 1.00

Section 3. Conditions to Effectiveness.

3.1 This Amendment shall become effective on the date (such date, the “Seventh Amendment Effective Date”) that the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (A) Revolving Credit Lenders constituting Required Revolving Lenders, (B) the Administrative Agent, (C) the Borrower and (D) the Guarantors;

(b) the Administrative Agent shall have received from the Borrower all reasonable and documented out-of-pocket expenses (including the reasonable fees and expenses of counsel for the Administrative Agent and the Arrangers) incurred in connection with this Amendment to the extent invoiced one business day prior to the Seventh Amendment Effective Date;

(c) the Administrative Agent shall have received: (A) a certified copy of the Certificate or Articles of Incorporation or equivalent formation document of each Loan Party and any and all material amendments and restatements thereof, certified as of a recent date, in the case of the Certificate or Articles of Incorporation or equivalent formation document of the Borrower and each other Loan Party requested by the Administrative Agent, by the relevant Secretary of State of organization or formation (and to the extent such certified copies are not requested by the Administrative Agent, certified by the secretary of the relevant Loan Party); and (B) a copy of a good standing certificate, certificate of existence or other evidence of existence or formation in the jurisdiction of organization from the Secretary of State of the state of organization, dated as of a recent date, from each Loan Party listing all charter documents affecting such Loan Party and certifying as to the good standing of such Loan Party;

(d) the Administrative Agent shall have received a certificate from the Borrower, dated as of the Seventh Amendment Effective Date, certifying that the conditions set forth in clauses (f) and (h) of this Section 3.1 have been satisfied;

(e) the Administrative Agent shall have received such opinions of counsel from counsel to the Loan Parties, each of which shall be addressed to the Administrative Agent and the Lenders and dated the Seventh Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent; and

(f) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) on and as of the Seventh Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date;

(g) the Borrower shall have paid (i) to the Administrative Agent for the account of each Revolving Credit Lender (A) all accrued and unpaid Commitment Fees and (B) all accrued and unpaid Letter of Credit Fees, in each case to but not including the Seventh Amendment Effective Date and (ii) to each L/C Issuer accrued and unpaid fronting fees in accordance with Section 2.03(i) of the Credit Agreement to but not including the Seventh Amendment Effective Date; and

(h) both before and immediately after giving effect to this Amendment, there shall exist no Default or Event of Default.

Section 4. Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Obligations under the Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Guaranty and in each of the other Loan Documents to “the Credit Agreement,” “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement. Without limiting the generality of the foregoing, the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.

Section 5. Miscellaneous.

5.1 Representations and Warranties. The Borrower and each Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i) it has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on its behalf have been duly authorized to execute and deliver the same and bind it with respect to the provisions hereof;

(iii) the execution and delivery hereof by it and the performance and observance by it of the provisions hereof do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 7.01 of the Credit Agreement) upon any assets or property of any Loan Party under the provisions of (a) such Loan Party’s Organization Documents, (b) any material agreement to which any Loan Party is a party, (c) any order, injunction, writ or decree of any Governmental Authority or (d) any Law, except with respect to any conflict, breach, default or violation referred to in clauses (c) and (d) above, solely to the extent that such conflicts, breaches, defaults or violations, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(iv) this Amendment constitutes its valid and binding obligation in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;

(v) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and

(vi) each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) as of the date when made.

5.2 Credit Agreement Unaffected. Each reference to the Credit Agreement or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

5.3 Guarantor Acknowledgment. Each Guarantor, by signing this Amendment:

(i) consents and agrees to and acknowledges the terms of this Amendment;

(ii) acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;

(iii) represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by such Guarantor and contained in this Amendment or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that any thereof expressly relate to an earlier date; and

(iv) acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the Credit Agreement.

5.4 Waiver. The Borrower and each Guarantor, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective Related Parties from any and all claims, offsets, defenses and counterclaims of which the Borrower and any Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.5 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.6 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail (including in a “.pdf” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

5.7 Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY MUTATIS MUTANDIS HERETO.

5.8 Lead Arrangers. Each party hereto agrees that no Arranger (including the Seventh Amendment Arranger) shall have any duties or obligations under any Loan Documents to any Lender or any Loan Party arising from such designation as an Arranger or Seventh Amendment Arranger, as applicable.

5.9 Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

5.10 No Novation. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Seventh Amendment Effective Date.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

NN, INC., as the Borrower

By:	/s/ Thomas C. Burwell, Jr.
Name: Thomas C. Burwell, Jr. Title: Senior Vice President, Chief Financial Officer and Assistant Secretary

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

Acknowledged and agreed to by each of the undersigned Guarantors:

INDUSTRIAL MOLDING CORPORATION

WHIRLAWAY CORPORATION

PNC ACQUISITION COMPANY, INC.

PMC USA ACQUISITION COMPANY, INC.

PMC ACQUISITION COMPANY, INC.

NN PRECISION PLASTICS, INC.

CAPROCK MANUFACTURING, INC.

CAPROCK ENCLOSURES, LLC

BRAININ-ADVANCE INDUSTRIES LLC

WAUCONDA TOOL & ENGINEERING LLC

LACEY MANUFACTURING COMPANY, LLC

GENERAL METAL FINISHING LLC

MATRIX I LLC

BOSTON ENDO-SURGICAL TECHNOLOGIES LLC

CONNECTICUT PLASTICS LLC

ADVANCED PRECISION PRODUCTS, INC.

HOWESTEMCO, LLC

PREMCO, INC.

PROFILES INCORPORATED

HOLMED, LLC

TRIGON INTERNATIONAL LLC

NN LIFE SCIENCES DESIGN & DEVELOPMENT, LLC

NN LIFE SCIENCES – VANDALIA, LLC

PMG INTERMEDIATE HOLDING CORPORATION

PMG ACQUISITION CORPORATION

PARAGON MEDICAL, INC.

PARAGON ACQUISITION CORP.

PARAGON MEDICAL INTERNATIONAL, INC.

PLATINUM SURGICAL INSTRUMENTS, INC.

SOUTHERN CALIFORNIA TECHNICAL ARTS, INC.

By:	/s/ Thomas C. Burwell, Jr.
Name: Thomas C. Burwell, Jr. Title: Vice President and Treasurer

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

Acknowledged and agreed to by each of the undersigned Guarantors: AUTOCAM CORPORATION AUTOCAM-PAX, INC. POLYMETALLURGICAL LLC

By:	/s/ Thomas C. Burwell, Jr.
Name: Thomas C. Burwell, Jr. Title: Vice President and Assistant Secretary

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

Acknowledged and agreed to by each of the undersigned Guarantors: PRECISION ENGINEERED PRODUCTS HOLDINGS, INC. PRECISION ENGINEERED PRODUCTS LLC

By:	/s/ Thomas C. Burwell, Jr.
Name: Thomas C. Burwell, Jr. Title: President

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

SUNTRUST BANK, as Administrative Agent

By:	/s/ Thomas F. Parrott
Name: Thomas F. Parrott Title: Managing Director

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

The undersigned hereby consents to and approves of the foregoing amendment: SUNTRUST BANK, as Revolving Credit Lender

By:	/s/ Thomas F. Parrott
Name: Thomas F. Parrott Title: Managing Director

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

The undersigned hereby consents to and approves of the foregoing amendment: JPMorgan Chase Bank, N.A., as Revolving Credit Lender

By:	/s/ Philip VanFossan
Name: Philip VanFossan Title: Executive Director

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

The undersigned hereby consents to and approves of the foregoing amendment: KEYBANK NATIONAL ASSOCIATION, as Revolving Credit Lender

By:	/s/ Ari Deutchman
Name: Ari Deutchman Title: Senior Vice President

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

The undersigned hereby consents to and approves of the foregoing amendment: HOMETRUST BANK, as Revolving Credit Lender

By:	/s/ Corey Webb
Name: Corey Webb Title: SVP

Signature Page

Amendment No. 7 to Amended and Restated Credit Agreement

Schedule I

Revolving Credit Commitments

Revolving Credit Lender	Revolving Credit Commitment
SunTrust Bank	$ 37,653,846.16
KeyBank National Association	$ 33,307,692.31
Regions Bank	$ 23,653,846.15
JPMorgan Chase Bank, N.A.	$ 7,692,307.69
HomeTrust Bank	$ 7,692,307.69
Total:	$110,000,000